UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2009
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Other Jurisdiction of Incorporation)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)
118-29 Queens Boulevard, Forest Hills, New York 11375
(Address of principal executive offices) (Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A is being furnished to correct Exhibit 99.1 to the Current Report on Form 8-K furnished on January 29, 2009 by JetBlue Airways Corporation (the “Original Form 8-K”), which exhibit was incorporated by reference into Item 7.01 of the Original Form 8-K. Specifically, the section of Exhibit 99.1 to the Original Form 8-K entitled “Weighted Average Shares Outstanding” is deleted in its entirety and replaced with the following language:
Weighted Average Shares Outstanding
(millions)
Share count estimates for calculating basic and diluted earnings per share are:

First Quarter 2009		Full Year 2009
Basic	Diluted	Basic	Diluted
261.0	261.0	261.7	292.7

These share count estimates assume 20% annual stock price appreciation and are based on several assumptions. The number of shares used in our actual earnings per share calculation will likely be different from those stated above.
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There are no other changes to the Original Form 8-K other than those outlined above and all other information in the Original Form 8-K and in Exhibit 99.1 thereto remains unchanged.

Item 7.01	Regulation FD Disclosure.
On January 29, 2009, we provided an update for investors presenting information relating to our financial outlook for the first quarter ending March 31, 2009 and full year 2009, and other information regarding our business. The update is furnished as Exhibit 99.1 to the Original Form 8-K, as corrected by this Form 8-K/A, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

99.1	Investor Update dated January 29, 2009 of JetBlue Airways Corporation (filed with Original Form 8-K and, with the correction noted above, incorporated into this Form 8-K/A by reference.)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: February 9, 2009	By:	/s/ Edward Barnes
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Investor Update dated January 29, 2009 of JetBlue Airways Corporation (filed with Original Form 8-K and, with the correction noted above, incorporated into this Form 8-K/A by reference.)